UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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EVERLAST WORLDWIDE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
PROPOSAL 2 — APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN, AS AMENDED, TO ALLOW FOR THE GRANT OF RESTRICTED STOCK
PROPOSAL 3 — RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS

EVERLAST WORLDWIDE INC.
1350 Broadway, Suite 2300
New York, New York 10018

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 1, 2007

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Everlast Worldwide Inc. (the “Company”) will be held on Friday, June 1, 2007 at 10:00 a.m., local time, at The Kitano, 66 Park Avenue (at 38th Street), New York, New York 10016, in the Park Avenue Room on the 18th floor and at any adjournment thereof (the “Annual Meeting”), for the following purposes:

1. To elect two Class I directors to the board of directors to serve until the 2010 Annual Meeting when the term of their class expires and until their successors are elected and qualified.

2. To amend the Company’s 2000 stock option plan, as amended, to allow for the grant of restricted stock.

3. To ratify the selection of Berenson LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.

4. To transact such other business as may properly come before the stockholders at the Annual Meeting and any adjournments thereof.

The board of directors has fixed the close of business on April 25, 2007 as the record date for the determination of the Company’s shares of common stock, par value $.002 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Seth A. Horowitz
President and Chief Executive Officer

Dated: May 1, 2007
New York, New York

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy at your earliest convenience to ensure the presence of a quorum at the Annual Meeting. A self-addressed stamped envelope is enclosed for that purpose. If you send in your proxy and then decide to attend the Annual Meeting to vote your stock in person, you may still do so. Prior to being voted at the Annual Meeting, your proxy is revocable at your request.

EVERLAST WORLDWIDE INC.
1350 Broadway, Suite 2300
New York, New York 10018

PROXY STATEMENT

Information Concerning Solicitation and Voting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Everlast Worldwide Inc. (the “Company”) to be voted at the 2007 Annual Meeting of Stockholders to be held on Friday, June 1, 2007 at 10:00 a.m., local time, at The Kitano, 66 Park Avenue (at 38th Street), New York, New York 10016, in the Park Avenue Room on the 18th floor, and at any adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of 2007 Annual Meeting of Stockholders.

The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to stockholders is May 1, 2007.

When a proxy is returned properly signed, the shares represented thereby will be voted by the proxies in accordance with the stockholder’s directions. If the proxy is signed and returned without choices having been specified, the shares will be voted for the nominees of the board of directors as directors of the Company, for the amendment to the Company’s 2000 stock option plan, as amended, to allow for the grant of restricted stock and for the ratification of the selection of Berenson LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007. If for any reason any of the nominees of the board of directors shall become unavailable for election, the proxies may use their discretionary authority to vote for substitutes proposed by the board of directors.

A stockholder giving a proxy has the power to revoke it at any time before it is voted by sending a written notice of revocation to the secretary of the Company, by sending a duly executed later-dated proxy, or by attending in person, requesting the return of the proxy at the Annual Meeting and voting in person.

Only stockholders of record at the close of business on April 25, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 4,071,858 shares of the common stock, $.002 par value per share of the Company (the “Common Stock”). Each share of Common Stock is entitled to one vote.

The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the Notice of the 2007 Annual Meeting of Stockholders. Broker “non-votes” and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A plurality of the votes cast is required for the election of the Company’s directors. The affirmative vote of a majority of the votes cast is required to approve the amendment to the Company’s 2000 stock option plan, as amended and to ratify the selection of Berenson LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007. Broker “non-votes” are not included in the tabulation of the voting results of any of the proposals identified in the Notice of the 2007 Annual Meeting of Stockholders and, therefore, do not have the effect of votes in opposition in such tabulations. Abstentions, however, are included in the tabulation of the voting results of the proposals to approve the amendment to the Company’s 2000 stock option plan, as amended, and to ratify the selection of Berenson LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007 and, therefore, have the effect of votes in opposition in such tabulations.

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. The Company will reimburse record holders for expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, stockholders of the Company do not have appraisal rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of April 25, 2007 for (i) each of the Company’s directors, (ii) each of the Company’s executive officers, (iii) each stockholder known to be the beneficial owner of more than five percent of any class of the Company’s voting securities, and (iv) all directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated, (i) each stockholder has sole voting power and dispositive power with respect to the indicated shares and (ii) the address of each stockholder who is a director or executive officer is c/o Everlast Worldwide Inc., 1350 Broadway, Suite 2300, New York, New York 10018.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number		Percentage(2)

Executive Officers and Directors
Seth A. Horowitz	892,540	(3)	21.4%
James K. Anderson	113,322	(4)	2.8%
Larry A. Kring	47,566	(5)	1.2%
Edward R. Epstein	14,633	(6)	*
Theodore A. Atlas	3,666	(7)	*
James J. McGuire, Jr.	20,519	(8)	*
Jeffrey M. Schwartz	3,700	(9)	*
Mark Ackereizen	2,666	(10)	*
Angelo V. Giusti	17,032	(11)	*
Gary J. Dailey	18,333	(12)	*
Steen Kanter	0		0
Gerard J. deLisser	0		0
Thomas K. Higgerson	0		0
Mark R. Mackay	0		0
Over 5% Beneficial Owners
The Estate of George Q. Horowitz	616,360		15.1%
c/o Seth A. Horowitz,
Trustee 1350 Broadway,
Suite 2300 New York,
New York 10018
The Estate of Ben Nadorf	455,700		11.2%
6650 Audubon Trace West,
West Palm Beach, Florida 33412-3301
Burlingame Equity Investors, LP	580,524	(13)	14.3%
Burlingame Equity Investors II LP Burlington Asset Management, LLC Blair E. Sanford
One Sansome St., Suite 2900,
San Francisco, CA 94104
Burlingame Equity Investors (Offshore) Ltd
c/o Appleby Corporate Services (Cayman) Limited, Clifton House,
75 Fort St., PO Box 350 GT,
George Town, Grand Cayman, Cayman Islands

All directors and executive officers as a group (14 persons)	1,133,977	(14)	26.6%

*	Less than one percent.

(1)	Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of securities with respect to which the person has or shares: (a) voting power, which includes the power to vote or direct the vote of the security, or (b) investment power, which includes the power to dispose of or to direct the disposition of the security. Unless otherwise indicated below, the persons named in the table above have sole voting and investment power with respect to all shares beneficially owned.

(2)	As of April 25, 2007, there were 4,071,858 shares of Common Stock outstanding.

(3)	Consists of (a) 169,514 shares of Common Stock, and (b) 616,360 shares of Common Stock beneficially held by Seth A. Horowitz, as trustee of The Estate of George Q. Horowitz and (c) 106,666 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 33,333 shares at $3.59 expiring November 2, 2015

• 40,000 shares at $8.30 expiring January 9, 2016

• 33,333 shares at $12.31 expiring June 15, 2016

(4)	Consists of (a) 95,556 shares of Common Stock of which Mr. Anderson owns 39,300 shares of Common Stock with his wife, as joint tenants, and (b) 17,766 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 3,400 shares at $2.05 expiring January 2, 2008

• 3,400 shares at $2.35 expiring January 2, 2009

• 3,400 shares at $3.83 expiring January 2, 2010

• 3,400 shares at $3.03 expiring January 2, 2011

• 2,333 shares at $7.00 expiring January 2, 2012

• 1,833 shares at $10.31 expiring January 2, 2013

(5)	Consists of (a) 30,300 shares of Common Stock and (b) 17,266 shares of Common Stock issuable upon the exercise of options currently exercisable or within 60 days, including:

• 3,300 shares at $2.05 expiring January 2, 2008

• 3,300 shares at $2.35 expiring January 2, 2009

• 3,300 shares at $3.83 expiring January 2, 2010

• 3,300 shares at $3.03 expiring January 2, 2011

• 2,266 shares at $7.00 expiring January 2, 2012

• 1,800 shares at $10.31 expiring January 2, 2013

(6)	Consists of 3,000 shares of Common Stock and 11,633 shares of Common Stock issuable upon the exercise of options exercisable currently or within 60 days, including:

• 1,033 shares at $3.03 expiring January 2, 2011

• 2,200 shares at $7.00 expiring January 2, 2012

• 6,667 shares at $2.75 expiring July 23, 2014

• 1,733 shares at $10.31 expiring January 2, 2013

(7)	Consists of 3,666 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 2,000 shares at $7.00 expiring January 2, 2012

• 1,666 shares at $10.31 expiring January 2, 2013

(8)	Consists of (a) 17,819 of Common Stock held jointly by Mr. McGuire and his wife and (b) 2,700 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 1,000 shares at $7.00 expiring January 2, 2012

• 1,700 shares at $10.31 expiring January 2, 2013

(9)	Consists of 3,700 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 2,000 shares at $7.00 expiring January 2, 2012

• 1,700 shares at $10.31 expiring January 2, 2013

(10)	Consists of 2,666 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 1,000 shares at $7.00 expiring January 2, 2012

• 1,666 shares at $10.31 expiring January 2, 2013

(11)	Consists of 3,700 shares of Common Stock and 13,332 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 6,666 shares at $2.75 expiring July 23, 2014

• 3,333 shares at $3.59 expiring November 2, 2015

• 3,333 shares at $12.31 expiring June 15, 2016

(12)	Consists of 18,333 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

• 1,667 shares at $2.85 expiring July 1, 2014

• 3,333 shares at $2.75 expiring July 23, 2014

• 5,000 shares at $3.59 expiring November 2, 2015

• 8,333 shares at $12.31 expiring June 15, 2016

(13)	Based on a Schedule 13G jointly filed with the Securities and Exchange Commission on February 14, 2007 by Burlingame Equity Investors, LP, Burlingame Equity Investors II, LP, Burlingame Equity Investors (Offshore) Ltd., Burlingame Asset Management, LLC and Blair E. Sanford.

(14)	Includes all options included in footnotes (3) through (12) above.

PROPOSAL 1 —

ELECTION OF DIRECTORS

Unless otherwise specified, all proxies received will be voted in favor of the election of the persons named below as directors of the Company. The directors are divided into three classes. At the Annual Meeting, two Class I directors will be elected, each to serve a three-year term until the 2010 Annual Meeting of Stockholders or until their death, resignation or removal from office and until their successors are elected and qualified. The nominees for Class I directors are Jeffrey M. Schwartz and Steen Kanter.

Jeffrey M. Schwartz is currently serving as a director of the Company. On April 16, 2007, the Corporate Governance and Nominating Committee nominated Steen Kanter for election as a Class I director to replace Mark Ackereizen on the board of directors.

The terms of office of the current Class I directors expire at the Annual Meeting, and when their successors are duly elected and qualify. Management has no reason to believe that either of the nominees will be unable or unwilling to serve as a director, if elected. Should either of the nominees not remain a candidate for election at the date of the Annual Meeting, the proxies will be voted in favor of that nominee who remains a candidate and may be voted for a substitute nominee selected by the board of directors. The directors who are up for election and certain information concerning them are set forth below:

Director/Nominee	Class	Age	Director Since

Jeffrey M. Schwartz	I	47	2004(1)
Steen Kanter	I	61	—

(1)	Member of the audit committee of the board of directors.

Jeffrey M. Schwartz has served as a member of the Company’s board of directors since April 2004. Mr. Schwartz is a practicing attorney who has operated his own firm since 1990. Prior to 1990, he was a partner in the law firm of Bernstein and Schwartz from 1986 to 1990 and an associate in the law firm of Reiter, Sabellico and Blutman from 1984 to 1986.

Steen Kanter is the chief executive officer of Kanter International, a management consulting firm that he founded in 1998. Mr. Kanter previously spent 22 years with the IKEA Group including having served as the president of IKEA U.S. East and as a member of IKEA’s North American board of directors. Prior to his joining the IKEA Group, he was the vice-chairman and chief executive officer of Lechters Housewares, and the president and chief executive officer of the Body Shop, U.S.

The names of directors who are not up for re-election at this Annual Meeting and certain information concerning them are set forth below:

Director	Class	Age	Director Since

Seth A. Horowitz	III	30	2005
James K. Anderson	III	70	1992(1)(2)(3)
Larry A. Kring	III	66	1993(1)(2)(3)
Edward R. Epstein	II	67	1996
Theodore A. Atlas	II	50	2004
James J. McGuire, Jr.	II	71	2004(1)(3)

(1)	Member of the compensation committee of the board of directors.

(2)	Member of the audit committee of the board of directors.

(3)	Member of the corporate governance and nominating committee of the board of directors.

Seth A. Horowitz has served as the Company’s chairman of the board of directors, president and chief executive officer since November 2005 and as director since July 2005. Mr. Horowitz also served as chief operating officer from July 2005 until November 2005. Mr. Horowitz joined Everlast in 1998, as director of research and marketing. Upon the signing of the men’s Everlast license, in 1999, Mr. Horowitz was named director of the men’s division. After the completion of the merger forming the Company in October 2000, Mr. Horowitz was named executive vice president, Everlast Worldwide, until July 2005.

James K. Anderson has served as a member of the Company’s board of directors since August 1992 and was chairman of the board of directors from January 1994 through December 1995. Since January 1996, he has served as the vice-chairman of the board of directors. Since July 1987, he has been a management consultant in restructuring businesses. Additionally, Mr. Anderson is a director and the chief executive officer of Adaptis Inc., a business and technology outsourcing company serving the health care industry. From 1981 to 1987, he served as the president of Pacific First Financial Corp. and Pacific First Federal Savings Bank. From 1984 to 1987, he also served as the chairman of the board and chief executive officer of each of these companies.

Larry A. Kring has served as a member of the Company’s board of directors since January 1993. Since August 1993, Mr. Kring has been a group vice president of Esterline Technologies, a diversified instrumentation, equipment and component manufacturing company listed on the New York Stock Exchange, where he is responsible for, among other things, management and financial reporting for his group. From July 1978 to July 1993, Mr. Kring was the president and chief executive officer of Heath Tecna Aerospace Company, a manufacturer of aircraft interior and aerospace components and a division of Ciba-Geigy Corporation.

Edward R. Epstein has served as a member of the Company’s board of directors since January 1996 and has served as its outside general counsel for over ten years. Mr. Epstein is an experienced litigator and has represented clients in all aspects of the garment industry for more than 30 years.

Theodore “Teddy” A. Atlas has served as a member of the Company’s board of directors since April 2004. Mr. Atlas has been associated with boxing and the boxing industry for well over 30 years as a fighter, trainer and television color commentator. Mr. Atlas has trained championship fighters for Cus D’Amato, members of the 1980 Swedish Olympic Team, Mike Tyson, Barry McGuigan, Donnie LaLonde and Simon Brown. Mr. Atlas has

provided color commentary for fight shows on ESPN 2 “Friday Night Fights.” In addition, Mr. Atlas did television analysis for the 2000 and 2004 Olympic Games boxing events.

James J. McGuire, Jr. has served as a member of the Company’s board of directors since April 2004. Mr. McGuire is a practicing attorney with expertise in municipal and government law and criminal law and has worked in various law firms in New Jersey since 1975, working as a sole practitioner since 2001. In addition, Mr. McGuire served as Judge of the Municipal Court of the Borough of Shrewsbury, New Jersey from 1987 to 1991. Mr. McGuire is a retired Lieutenant Colonel in the U.S. Army.

Certain Relationships and Related Transactions

Set forth below are transactions between the Company and its executive officers, directors and principal stockholders from January 1, 2003 to the present in which the amount involved exceeded or will exceed $120,000. Pursuant to the Company’s audit committee’s charter, the audit committee is responsible for reviewing and approving all related party transactions. This includes any transactions involving the Company and any director, nominee for director, executive officer, other employee, or family member thereof. It is the Company’s intention that any such transactions will be on terms no less favorable to it than it could obtain from unaffiliated third parties.

Edward R. Epstein, a director, was paid an aggregate of $288,000, $321,000 and $278,844 for legal services for 2006, 2005 and 2004, respectively. After previously operating under a verbal retainer agreement, the Company entered into a written retainer agreement with Mr. Epstein dated as of July 1, 2006 which provides for a three-year term as general counsel and consultant that shall be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice by either party. Pursuant to this agreement, the Company pays Mr. Epstein an annual retainer of $300,000 plus reimbursement of reasonable expenses. Mr. Epstein is eligible for payment of a bonus under the agreement at the discretion of the Company’s chief executive officer, as well as options and equity awards under the Company’s equity compensation plans. Mr. Epstein is entitled to receive an amount equal to 2.99 times his base compensation and bonus in the event of a change in control of the Company, as defined in his retainer agreement with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of the Company’s Common Stock, to file reports of ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Officers, directors and more than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of these reports furnished to it during 2006, all required Section 16(a) reports for its directors, officers and beneficial owners of ten percent of the Company’s outstanding stock were filed on a timely basis except for the following reports and transactions that were inadvertently reported late: (1) Mark Ackereizen failed to timely file two reports covering three transactions; (2) James K. Anderson failed to timely file one report covering one transaction; (3) Theodore A. Atlas failed to timely file one report covering one transaction; (4) Burlingame Asset Management, LLC failed to timely file five reports covering nine transactions; (5) Gary J. Dailey failed to timely file one report covering one transaction; (6) Edward R. Epstein failed to timely file four reports covering 26 transactions; (7) Angelo V. Giusti failed to timely file three reports covering seven transactions; (8) Estate of George Q. Horowitz failed to timely file one report covering one transaction; (9) Seth A. Horowitz failed to timely file two reports covering two transactions; (10) Larry A. Kring failed to timely file two reports covering two transactions; (11) James J. McGuire Jr. failed to timely file three reports covering 13 transactions; and (12) Jeffrey M. Schwartz failed to timely file one report covering one transaction.

Meetings

The board of directors met six times during the fiscal year ended December 31, 2006. All current and active board members attended at least 75% of the meetings of the board of directors and of the committees of the board on which he served.

Each director is expected to make reasonable efforts to attend board of directors meetings, meetings of committees of which such director is a member and the Annual Meeting of Stockholders. All of the current and active directors attended the 2006 Annual Meeting of Stockholders.

Executive Sessions

Commencing in the fiscal year ended December 31, 2005, the board of directors began having regularly scheduled meetings or sessions at which only independent directors are present (“executive sessions”), as required by National Association of Securities Dealers (“NASD”) Rule 4350(c)(2). There was one executive session during the fiscal year ended December 31, 2006.

Procedures for Contacting Directors

The board of directors has established a process for stockholders to send communications to the board of directors. Stockholders may communicate with the board of directors generally or with a specific director at any time by writing to: Angelo V. Giusti, Secretary, Everlast Worldwide Inc., 1350 Broadway, Suite 2300, New York, New York 10018. The secretary shall review all messages he receives and shall forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the board of directors. Communications are sent as soon as practicable to the director to whom they are addressed, or to the board of directors generally. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the board of directors. The secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

Committees of the Board of Directors

The board of directors established three standing committees to assist it in carrying out its responsibilities. These committees are the corporate governance and nominating committee, the compensation committee and the audit committee.

Corporate Governance and Nominating Committee

The corporate governance and nominating committee was formed in April 2004 through a board resolution. Although the corporate governance and nominating committee does not have a charter, its purpose is to identify individuals qualified to serve on the board of directors, recommend to the board of directors persons to be nominated for election as directors at the annual meeting of the stockholders or to be appointed by the board of directors to fill existing or newly created vacancies on the board of directors, identify and recommend members of the board of directors to serve on each board committee and to serve as chairman, and develop and recommend to the board of directors corporate governance guidelines. In evaluating and determining whether to nominate a candidate for a position on the board of directors, the corporate governance and nominating committee considers candidates who possess high professional ethics and values, relevant management and industry experience and a commitment to enhancing stockholder value. The corporate governance and nominating committee regularly assesses the size of the board of directors, whether any vacancies are expected due to new corporate governance requirements, retirements or otherwise and the need for particular expertise on the board of directors. Candidates may come to the attention of the corporate governance and nominating committee from current members of the board of directors, stockholders, officers or other persons. The corporate governance and nominating committee reviews all candidates in the same manner regardless of the source of the recommendation.

The corporate governance and nominating committee is currently comprised of James K. Anderson (chair), Larry A. Kring and James J. McGuire, Jr. Messrs. Kring, Anderson and McGuire are independent directors, as defined in Rule 4200 of the NASD listing standards. The corporate governance and nominating committee met twice during the fiscal year ended December 31, 2006.

Compensation Committee

The compensation committee determines the cash and other incentive compensation, if any, to be paid. The compensation committee approves all salary, bonus and long-term incentive awards for the Company’s chief executive officer and provides the chief executive officer guidelines to determine compensation for other executive officers and key management personnel. The compensation committee administers and grants awards to executive officers under the Company’s equity compensation plans. James K. Anderson (chair), Larry A. Kring and James J. McGuire, Jr. serve as members of the compensation committee. All three members of the compensation committee are non-employee directors of the Company, as defined under Rule 16b-3 of the Exchange Act and independent directors, as defined in Rule 4200 of the NASD listing standards. The compensation committee does not have a charter. The compensation committee met three times during the fiscal year ended December 31, 2006. Please also see the “Executive Compensation” section below for more information about the compensation committee.

Audit Committee

The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee reviews the Company’s financial statements. It then makes recommendations to the board of directors concerning the accuracy of these statements and whether or not they should be included in the Company’s annual report. It also reviews filings with the Securities and Exchange Commission containing the Company’s financial statements and reviews the qualifications of and makes recommendations to the board of directors not only concerning the selection of independent auditors, but also the nature and scope of additional professional services to be provided by the Company’s auditors. As part of its duties, the audit committee serves as an independent and objective monitor of the performance of the Company’s financial reporting processes and systems of internal control.

For 2006, the members of the audit committee were Larry A. Kring (chair), James K. Anderson and Jeffrey M. Schwartz, each of whom are independent directors, as defined in Rule 4200 of the NASD listing standards. The board of directors determined that Mr. Kring is an audit committee financial expert as defined by Securities and Exchange Commission regulations. The audit committee is governed by an audit committee charter available on the Company’s website (www.everlast.com), which is reviewed on an annual basis. The audit committee met five times during the fiscal year ended December 31, 2006.

Audit Committee Report

The audit committee is comprised of three directors, all of which are independent, and operates under a written charter. The audit committee, in its oversight role over the Company’s (1) financial accounting and reporting process, (2) system of internal controls established by management and (3) external audit process, has met with management and the Company’s independent auditors. Discussions about the Company’s audited financial statements included the Company’s independent auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates used in the Company’s financial statements, as well as other matters, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees (“SAS 61”), as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, and by the Company’s audit committee charter. In conjunction with the specific activities performed by the audit committee in its oversight role, it issued the following report:

1. The audit committee has reviewed and discussed the audited financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements as of and for the year ended December 31, 2006 with management.

2. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees.)

3. The audit committee has received from the independent accountants, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor’s professional judgment, reasonably may be thought to bear on the auditor’s independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the audit committee has discussed with the auditor the auditor’s independence from the Company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Larry A. Kring (chairman)
James K. Anderson
Jeffrey M. Schwartz

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the board of directors, the Company’s board of directors considers the business and charitable relationships between it and each non-employee director to determine compliance with the NASD listing standards for independent directors. The review included an examination of the Company’s relationship with Mr. Epstein described above in “Certain Relationships and Related Transactions” and the Company’s relationship with Mr. Atlas discussed in footnote (3) to the Compensation of Directors table below. Based on that review, the board has determined that Messrs. Anderson, Kring, Atlas, McGuire, Schwartz, Ackereizen and Kanter are independent under Rule 4200 of the NASD listing standards. The audit committee consists of Messrs. Kring, Anderson and Schwartz, who satisfy the requirements for audit committee independence imposed by Rule 4350(d) of the NASD listing standards.

Required Vote

A plurality of the votes cast is required for the election of the Company’s directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES

MANAGEMENT

Other Executive Officers

Name	Age	Position Held

Angelo V. Giusti	56	Senior Vice President of Sales and Secretary
Gary J. Dailey	39	Chief Financial Officer
Thomas K. Higgerson	58	Senior Vice President of Manufacturing and Distribution
Gerard J. deLisser	48	Chief Merchandising Officer
Mark R. Mackay	46	Senior Vice President Global Licensing

Angelo V. Giusti has served as the Company’s secretary and senior vice president of sales since 2000. From June 1997 to October 2000, he served as the Company’s vice president of operations. Mr. Giusti also served as a director of the Company from January 1997 to October 2000. From 1984 until June 1997, Mr. Giusti was president of Universal Business Forms, a printing company in New York City.

Gary J. Dailey has served as the Company’s chief financial officer since July 2004. From July 2003 to June 2004, he was vice president of finance. From January 1999 through January 2003, Mr. Dailey was vice president, finance, of The Hain Celestial Group, Inc., a publicly held natural and organic food manufacturer and distributor. Prior to that, Mr. Dailey was an assurance and advisory senior manager with Ernst & Young LLP from September 1988 through December 1998, serving small and middle market companies in the manufacturing, wholesale and retail industries.

Thomas K. Higgerson has been the Company’s senior vice president of manufacturing and distribution since September 2006. Prior to joining the Company, Mr. Higgerson, was vice president of operations with international gift company, Russ Berrie from January 2000 to May 2006. Prior to Russ Berrie, Mr. Higgerson was the executive vice president of a privately held third party logistics organization for 13 years that provided “big ticket” distribution and system services for major department and specialty stores nationwide.

Gerard J. deLisser has served as the Company’s chief merchandising officer since November 2006. From 2005 until November 2006, Mr. deLisser was the chief executive officer of Hartstrings LLC, a childrenswear brand with 30 retail stores and a wholesale business. From 2001 until 2005, Mr. deLisser served as general manager, vice president sales at American Essentials, a manufacturer and distributor of national brands, designer brands and private label socks, loungewear, spa and sports wear. Additionally, Mr. deLisser’s 26-year career with premier apparel brands included executive roles in sales, marketing and merchandising with Tommy Hilfiger, Timberland, Bugle Boy and Gant.

Mark R. Mackay joined the Company in April 2007 as senior vice president of global licensing. Prior to joining the Company, Mr. Mackay was vice president-international of Ironclad Performance Wear Corporation, a designer and manufacturer of branded performance work wear, from April 2006 until March 2007. From May 2005 until April 2006, Mr. Mackay was vice president-international of Under Armour, Inc., a performance wear brand. From June 2000 until April 2005, he was vice president-international of And 1, an athletic shoe manufacturer specializing in basketball shoes and apparel. Mr. Mackay has over 25 years of experience in sales, marketing, systems, international licensing and general management with aggressive growth organizations and fortune 500 companies such as Philip Morris, L’Oreal, Black & Decker, Reebok and Rockport. Mr. Mackay is originally from Scotland and has lived in the U.S. since 1995.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

The Company refers to its chief executive officer, the chief financial officer and each of its other three most highly compensated executive officers as its named executive officers. For all named executive officers, compensation is intended to be performance-based. The compensation committee believes that compensation paid to executive officers should be closely aligned with the Company’s performance on both a short-term and long-term basis to create value for stockholders, and that this compensation should assist the Company in attracting and retaining key executives critical to its long-term success.

In establishing compensation for executive officers, the compensation committee’s objectives are to:

•	attract and retain individuals of superior ability and managerial talent;

•	ensure officer compensation is aligned with the Company’s corporate strategies, business objectives and the long-term interests of its stockholders; and

•	enhance the officers’ incentive to increase the Company’s stock price and maximize stockholder value, as well as promote retention of key people, by providing a portion of total compensation for management in the form of direct ownership in the Company through stock options.

To achieve these objectives, the Company’s overall compensation program aims to pay the named executive officers competitively, consistent with the Company’s success and their contribution to that success. To accomplish this the Company relies on programs that provide compensation in the form of both cash and equity. Although the compensation committee had not adopted any formal guidelines for allocating total compensation between cash and equity or long-term and current compensation during the years prior to 2006, the compensation committee benchmarked to a peer group of ten comparable sporting goods equipment and licensing companies along with companies with designated revenue sizes of $300.0 million according to published data, while also considering the balance between providing short-term incentives and long-term parallel investment with stockholders to align the interests of management with stockholders.

Determination of Compensation Awards

The compensation committee is provided with the primary authority to determine and recommend to the board of directors the compensation awards available to the Company’s executive officers, other than the chief executive officer. To aid the compensation committee in making its determination, the chief executive officer provides recommendations annually to the compensation committee regarding the compensation of all executive officers, excluding himself. Each named executive officer, in turn, participates in an annual performance review with the chief executive officer to provide input about their contributions to the Company’s business for the period being assessed. The amount of each compensation element selected for the executive officers are developed on an individual, case-by-case basis utilizing a number of factors, including publicly available data and the Company’s general business conditions and objectives, as well as the compensation committee’s subjective determination with respect to the executive’s individual contributions to these objectives.

The compensation committee determines the chief executive officer’s compensation. The performance of the chief executive officer is reviewed annually by the compensation committee.

Compensation Benchmarking and Peer Group

The Company retained a compensation consultant to review its policies and procedures with respect to executive compensation. The compensation consultant conducted an annual benchmark review of the aggregate level of the Company’s executive compensation, as well as the mix of elements used to compensate executive officers. In addition, the compensation committee has historically taken into account input from other independent members of the board of directors and publicly available data relating to the compensation practices and policies of other companies within and outside the Company’s industry. The Company benchmarks its executive compensation closely against the median compensation (both at a total cash compensation level and long-term incentive level) paid by these peer group companies. Total direct compensation for the Company’s named executive officers is approximately 21.3% below the median compensation paid by its blended peer groups. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of the Company’s business and objectives that may be unique to it, the Company generally believes that gathering this information is an important part of its compensation-related decision-making process.

The Company recognizes that to attract, retain and motivate key individuals, such as the named executive officers, the compensation committee may determine that it is in the Company’s best interests to negotiate total compensation packages with its executive management that may deviate from the general principle of targeting total compensation at the median level for the peer group. Actual pay for each named executive officer is determined around this structure, driven by the performance of the executive over time, as well as the Company’s annual performance.

The compensation committee intends to retain the services of third party executive compensation specialists from time to time, as it sees fit, in connection with the establishment of cash and equity compensation and related policies.

Elements of Compensation

Base salary.  Base salaries for the Company’s executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the peer group. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Performance-based compensation.  The Company structures its annual incentive bonus program to reward executive officers based on the Company’s performance and the individual executive’s contribution to that performance. This allows executive officers to receive bonus compensation in the event certain specified corporate and individual performance measures are achieved. In determining the compensation awarded to each executive officer based on performance, the Company evaluates its and the executive’s performance in a number of areas. The criteria for determining the amount of the annual bonus is specific to each named executive officer.

Under the annual incentive bonus program, the chief executive officer and chief financial officer were eligible to earn up to 55.0% and 20.0%, respectively, of each of their base salaries and then for every one percent above or below an EBIT (pretax earnings) target level, their annual incentive increases by that same percentage, in a cash bonus. The senior vice president of manufacturing and distribution is eligible to receive a bonus of 12.0% of his base salary based upon the Company’s meeting its operating and purchasing budgets. The senior vice president of sales is eligible to receive a discretionary bonus based upon the Company’s performance and the Company’s review of compensation paid to executives in similar positions by the peer group companies. The senior vice president of global licensing receives a guaranteed minimum bonus as set forth in his employment contract. In addition, the senior vice president of global licensing is eligible to receive an additional bonus based upon a percentage of licensing royalties received. The compensation committee believes that the payment of the annual incentive bonus in cash provides incentives necessary to retain executive officers and reward them for short-term company performance.

Discretionary long-term equity incentive awards.  The Company’s executive officers, along with a portion of its employees, are eligible to participate in the Company’s annual award of stock option grants. Commencing in 2007, annual awards of stock options generally will be granted to the Company’s named executive officers in the first quarter of the year.

Guidelines for the number of stock option awards granted to each executive officer are determined using a procedure approved by the compensation committee based upon several factors, including the executive officer’s performance and the value of the stock option at the time of grant. As a result, additional grants other than the annual award may be made following a significant change in job responsibility or in recognition of a significant achievement. In addition, in prior years, the compensation committee approved the awarding of an initial grant of stock options at the time of hire to attract talented executive officers.

Stock options granted under the Company’s stock plans generally have a three-year vesting schedule in order to provide an incentive for continued employment and generally expire ten years from the date of the grant. The Company granted its nonqualified stock options at the fair market value of the underlying stock on the date of grant, however, the Company’s employee stock option plan does offer the opportunity to award nonqualified stock option grants at no less than 80.0% of the fair market value on the date of grant.

Defined contribution plans.  The Company has a 401(k) savings/retirement plan to cover its eligible employees or eligible employees of any of its designated affiliates. The 401(k) plan permits the Company’s eligible employees to defer up to 60.0% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) plan. The Company currently has a discretionary company matching contribution policy and has never provided a discretionary contribution.

Other Elements of Compensation and Perquisites

Medical insurance.  In 2006, the Company, at its sole cost, provided to each named executive officer, the named executive officer’s spouse and children health, dental and optical insurance.

Life and disability insurance.  In 2006, the Company provided each named executive officer disability and life insurance.

Automobile and commuting allowances.  In 2006, the Company provided each named executive office with an automobile or commuting allowance. The automobile and commuting allowances are disclosed in the footnotes to the Summary Compensation table below.

Policies with respect to equity compensation awards.  In 2006, the Company granted stock options under its 2000 stock option plan consistent with the criteria listed above. The Company granted all equity incentive awards based on the fair market value as of the date of grant. The Company may also make grants of equity incentive awards at the discretion of the compensation committee or the board of directors in connection with the hiring and or promotion of new named executive officers.

New compensation policies.  The Company expects to review compensation policies for compensating its executive officers during the beginning of 2007 and to make any recommendations for changes prior to June 2007. The Company believes that its compensation policies will remain relatively consistent with historical practice and that these policies will continue to be focused on the compensation committee’s objectives listed above.

Commencing in 2007, subject to the approval of the stockholders of the Company of the amendment to the 2000 stock option plan, the Company plans to add restricted stock to the possible equity-based awards that it can grant its employees. The Company believes that adding restricted stock to the possible equity-based awards that can be made pursuant to the 2000 stock option plan will give the Company a greater degree of flexibility in granting equity-based awards that differ from traditional stock options. In particular, in light of recent changes in the accounting treatment of stock options, the board of directors believes that it would be advantageous to the Company to grant restricted stock to grantees for a reduced number of shares. By reducing the number of shares subject to an award, the dilutive effect to the stockholders of the Company is also diminished. The Company believes that this flexibility is necessary to provide competitive compensation to grantees.

Summary Compensation Table

The following table sets forth summary information concerning certain compensation awarded, paid to, or earned by the named executive officers for all services rendered in all capacities to the Company for 2006:

				Non-Equity
				Incentive Plan	All Other
			Option	Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Awards ($)(1)	($)(2)	($)		Total ($)

Seth A. Horowitz	2006	325,000	494,865	496,467	20,107	(3)	1,336,439
Chief Executive Officer
Gary J. Dailey	2006	200,000	40,265	235,518	9,384	(4)	485,167
Chief Financial Officer
Hal G. Worsham	2006	176,451	29,183	125,000	5,761	(5)	336,395
Senior Vice President, Global Licensing
Angelo V. Giusti	2006	215,000	21,198	43,000	11,760	(6)	290,958
Senior Vice President, Sales
Thomas K. Higgerson(8)	2006	65,000	5,912	13,333	2,400	(7)	86,645
Senior Vice President, Manufacturing and Distribution

(1)	Represents the expensed fair value of options determined under FASB 123(R)and therefore includes amounts from awards granted in and prior to 2006. These amounts utilize the assumptions set forth in the footnotes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and filed with the Securities and Exchange Commission on March 22, 2007.

(2)	Represents amounts awarded to named executives under the Company’s performance based compensation program, earned in 2006 and paid in full in cash by February 2007.

(3)	Includes amounts paid by the Company on behalf of Mr. Horowitz for: auto lease — $11,846; car insurance — $2,500 and parking — $5,761.

(4)	Includes $9,384 paid by the Company on behalf of Mr. Dailey for commuting allowance.

(5)	Includes annual health insurance premium and reimbursements paid by the Company on behalf of Mr. Worsham in the amount of $5,761.

(6)	Includes amounts paid by the Company on behalf of Mr. Giusti for: commuting allowance — $6,960 and parking — $4,800.

(7)	Includes $2,400 paid by the Company on behalf of Mr. Higgerson for commuting allowance.

(8)	Mr. Higgerson was appointed senior vice president, manufacturing and distribution, of the Company on September 6, 2006.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards made by the Company during 2006, to each of the named executive officers:

			Exercise or	Grant Date
		All Other Option	Base Price of	Fair Value of
		Awards: Number of	Option	Stock and
		Securities Underlying	Awards	Option
Name	Grant Date	Options (#)(1)	($/Sh)(2)	Awards ($)(3)

Seth A. Horowitz	1/9/2006	120,000	8.30	335,200
	6/16/2006	100,000	12.31	84,666
Gary J. Dailey	6/16/2006	25,000	12.31	21,166
Hal G. Worsham	6/16/2006	15,000	12.31	12,700
Angelo V. Giusti	6/16/2006	10,000	12.31	8,465
Thomas K. Higgerson	9/6/2006	12,000	14.42	5,912

(1)	Mr. Horowitz was awarded a special grant of stock options on January 9, 2006, the date of his appointment as chief executive officer. Mr. Higgerson’s stock option grant was due to his appointment as senior vice president of manufacturing and distribution in September 2006.

(2)	The closing price of the Company’s Common Stock on the grant date is considered the fair market value of the stock determined under the terms of the Company’s 2000 stock option plan.

(3)	Represents the fair value of options on the date of grant determined under FASB 123(R). The amount included in the Compensation of Directors table uses assumptions set forth in the footnotes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and filed with the Securities and Exchange Commission on March 22, 2007. Options were granted under the 2000 stock option plan and vest and become exercisable in equal annual installments over three years. The value shown relates specifically to the expense allocated in the 2006 vesting period.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

The Company entered into employment agreements with its chief executive officer, Seth A. Horowitz, and its chief financial officer, Gary J. Dailey. The employment agreements provide for a base salary and a bonus calculated as a percentage of the salary as discussed in the Compensation Discussion and Analysis section above. The actual bonus amount is determined pursuant to the Company’s annual incentive bonus program and is contingent upon the achievement of pre-established performance goals for each named executive. The employment agreements with Messrs. Horowitz and Dailey contain change in control payments. Other details of each agreement not mentioned previously are as follows:

Mr. Horowitz:

Term.  The term of Mr. Horowitz’s employment agreement is from November 28, 2005 until December 31, 2010, and will be automatically renewed for consecutive three year terms unless terminated by written notice made by either Mr. Horowitz or the Company at least 90 days prior to the expiration date of the original term or any renewal thereof.

Base Salary.  Mr. Horowitz’s employment agreement provides for a base salary of $325,000 per year, subject to annual adjustments, plus an annual incentive-based bonus payment.

Restrictive Covenants.  Pursuant to his employment agreement, Mr. Horowitz may not (a) during the term and for a period of one year thereafter, disclose to any person or entity, or use for personal gain, any trade secrets belonging to the Company, unless this information is otherwise previously publicly disclosed through no fault or conduct of Mr. Horowitz, or he is required by law to disclose the information, or the information is within the public domain; and (b) without the Company’s prior written consent, within the one year period following the termination or expiration of his employment agreement solicit any of the Company’s employees, agents, or representatives to join him as a partner, employee, agent, or representative, in any competitive enterprise.

Termination.  For cause: The Company may terminate Mr. Horowitz’s employment during its term only if he is convicted of a felony. Disability: If as a result of Mr. Horowitz’s incapacity due to physical or mental illness, he is absent from the full-time performance of his duties with the Company for six consecutive months, and within 30 days after written notice of termination is given, Mr. Horowitz has not returned to the full-time performance of his duties, the Company may terminate his employment.

Mr. Dailey:

Term.  Mr. Dailey’s employment agreement became effective on January 1, 2006, for an initial term of three years and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr. Dailey or the Company at least 60 days prior to the expiration date of the original term or any renewal thereof.

Base Salary.  Mr. Dailey’s employment agreement provides for a base salary of $200,000 per year, subject to annual adjustments, plus an annual incentive-based bonus.

Restrictive Covenants.  Pursuant to his employment agreement, Mr. Dailey may not (a) during the term and for a period of one year thereafter, disclose to any person or entity, or use for personal gain, any trade secrets belonging to the Company, unless this information is otherwise previously publicly disclosed through no fault or conduct of Mr. Dailey, or he is required by law to disclose the information, or the information is within the public domain; and (b) without the Company’s prior written consent, within the one year period following the termination or expiration of his employment agreement solicit any of the Company’s employees, agents, or representatives to join him as a partner, employee, agent, or representative, in any competitive enterprise.

Termination.  For cause: The Company may terminate Mr. Dailey’s employment during the term for cause. Disability: If as a result of Mr. Dailey’s incapacity due to physical or mental illness, he is absent from the full-time performance of his duties with the Company for six consecutive months, and within 30 days after written notice of termination is given, Mr. Dailey has not returned to the full-time performance of his duties, the Company may terminate his employment.

Potential Payments Upon Termination or Change-in-Control

Mr. Horowitz and Mr. Dailey’s employment agreements contain the following change in control provisions:

If the Company experiences a change in control of a nature that (a) would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; (b) the Company enters into an agreement, the consummation of which would result in such a change of control; (c) the Company’s stockholders approve a merger or consolidation of the Company with any other corporation or business entity; or (d) the Company’s stockholders approve a plan of liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets, then and in that event each of Messrs. Horowitz and Dailey will be entitled to and paid the following benefits upon the subsequent termination of his employment during the term of their respective employment agreements and in addition to the compensation and benefits otherwise set forth therein:

(1) A lump sum severance payment equal to 2.99 times the sum of his current annual base salary and bonus. The payment shall be made within five days following termination;

(2) Any and all legal fees including all such fees and expenses incurred as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination) or in seeking to obtain or enforce any right or benefit provided by their respective employment agreements or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4399 of the Code to any payment or benefit provided therein; and

(3) Any deferred compensation, including but not limited to deferred bonus allocated or credited to him as of the date of termination.

Mr. Worsham’s employment agreement contains a provision that if the Company fails to renew his employment agreement in any one year successive term after the expiration of the initial term of his agreement, then he shall receive severance equal to his current base year salary plus the then guaranteed minimum bonus, as defined. If Mr. Worsham is dismissed, he shall receive 1.5 times his base salary and 1.0 times his guaranteed bonus.

The following table summarizes the contingent compensation amounts provided for in the employment agreements. Additionally, the table provides the estimated payments payable to each executive upon (a) a change of control with no accompanying termination and (b) termination by the Company without cause or termination by the employee with good reason following a change of control. These numbers are subject to change as specified in the employment agreements.

	Change in Control			Failure to Renew Agreement			Termination
	Cash	Equity		Cash			Cash
	Amount	Acceleration		Amount	Equity		Amount	Equity
Name	(1)	(2)	Total	(3)	(4)	Total	(5)	(4)	Total

Seth A. Horowitz	$2,456,186	$3,091,000	$5,547,186	$—	$—	$—	$—	$—	$—
Gary J. Dailey	1,302,199	460,567	1,762,766	—	—	—	—	—	—
Hal G. Worsham	—	—	—	301,451	114,545	415,996	419,677	114,545	534,732

(1)	The maximum cash severance payments for Mr. Horowitz and Mr. Dailey are calculated by taking the sum of 2.99 times Mr. Horowitz’s and Mr. Dailey’s current annual base salary and bonus amounts, respectively as of December 31, 2006.

(2)	Assumes vesting of all outstanding options. Calculated as of December 31, 2006 and assuming a price per share of $17.00, the closing price of the Common Stock as of December 31, 2006. Represents the full acceleration of unvested stock options held by the executives.

(3)	Represents Mr. Worsham’s maximum cash severance amount, calculated pursuant to the terms of his agreement providing for one year of salary and bonus to be paid in quarterly calendar installments as set forth in his employment agreement assuming the agreement is not renewed.

(4)	Assumes the exercising of vested stock options on the date of termination and assuming a price per share of $17.00, the closing price of the Common Stock as of December 31, 2006.

(5)	Represents 1.5 times Mr. Worsham’s base salary for 2006 plus the bonus earned by him during 2006.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Award

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2006:

	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise
	Options (#)	Options (#)	Price	Option
Name	Exercisable(1)	Unexercisable(1)	($)	Expiration Date

Seth A. Horowitz	—	16,667	2.75	07/23/2014
	33,333	66,667	3.59	11/02/2015
	—	120,000	8.30	01/09/2016
	—	100,000	12.31	06/15/2016
Gary J. Dailey	1,667	1,667	2.85	07/01/2014
	3,333	3,333	2.75	07/23/2014
	5,000	10,000	3.59	11/02/2015
	—	25,000	12.31	06/15/2016
Hal G. Worsham	3,333	3,333	2.75	07/23/2014
	5,000	10,000	3.59	11/02/2015
	—	15,000	12.31	06/15/2016
Angelo V. Giusti	6,667	3,333	2.75	07/23/2014
	3,333	6,667	3.59	11/02/2015
	—	10,000	12.31	06/15/2016
Thomas K. Higgerson	—	12,000	14.42	09/06/2016

(1)	The following table sets forth information concerning the outstanding vested and non-vested stock options of each of the named executive officers as of December 31, 2006:

					Exercisable on Anniversary of Grant Date in Fiscal Year
	Date		Exercise	Expiration	Ending December 31,
	Issued	Options	Price	Date	2005	2006	2007	2008	2009

Seth A. Horowitz	07/23/04	16,667	2.75	07/23/14	—	—	16,667	—	—
	11/02/05	100,000	3.59	11/02/15	—	33,333	33,333	33,334	—
	01/09/06	120,000	8.30	01/09/16	—	—	40,000	40,000	40,000
	06/16/06	100,000	12.31	06/15/16	—	—	33,333	33,333	33,333

		336,667			—	33,333	123,333	106,667	73,333
Gary J. Dailey	07/01/04	3,334	2.85	07/01/14	—	1,667	1,667	—	—
	07/23/04	6,666	2.75	07/23/14	—	3,333	3,333	—	—
	11/02/05	15,000	3.59	11/02/15	—	5,000	5,000	5,000	—
	06/16/06	25,000	12.31	06/15/16	—	—	8,333	8,333	8,334

		50,000			—	10,000	18,333	13,333	8,334
Hal G. Worsham	07/23/04	6,667	2.75	07/23/14	—	3,333	3,333	—	—
	11/02/05	15,000	3.59	11/02/15	—	5,000	5,000	5,000	—
	06/16/06	15,000	12.31	06/15/16	—	—	5,000	5,000	5,000

		36,667			—	8,333	13,333	10,000	5,000
Angelo V. Giusti	07/23/04	10,000	2.75	07/23/14	3,333	3,333	3,333	—	—
	11/02/05	10,000	3.59	11/02/15	—	3,333	3,333	3,333	—
	06/16/06	10,000	12.31	06/15/16	—	—	3,333	3,333	3,333

		30,000			3,333	6,666	9,999	6,666	3,333
Thomas K. Higgerson	09/06/06	12,000	14.42	09/06/16	—	—	4,000	4,000	4,000

		12,000			—	—	4,000	4,000	4,000

Option Exercises

The following table sets forth information concerning the exercising of stock options of each of the named executive officers in December 31, 2006:

	Option Awards
	Number of Shares	Value Received on
Name	Acquired on Exercise (#)	Exercise ($)(1)

Seth A. Horowitz	33,333	459,343
Gary J. Dailey	5,000	67,550
Hal G. Worsham	3,333	49,158
Angelo V. Giusti	12,500	183,510

(1)	Value received represents the difference between the exercise price of the stock option and the market price of Common Stock upon exercise. Mr. Giusti’s exercise price is a weighted average of the price of options granted from years prior to 2002.

Compensation of Directors

Directors who are also officers are not separately compensated for their service as directors. The Company’s non-employee directors received the following aggregate amounts of compensation for 2006.

	Fees Earned or		All Other
	Paid in Cash	Option Awards	Compensation		Total
Name	($)	($)(1)	($)		($)

James K. Anderson(4)	12,000	18,020	—		30,020
Larry A. Kring(5)	12,000	17,635	—		29,635
Edward R. Epstein(6)	12,000	22,245	288,000	(2)	322,245
Theodore A. Atlas(7)	12,000	15,830	42,000	(3)	69,830
James J. McGuire, Jr.(8)	12,000	11,730	—		23,730
Jeffrey M. Schwartz(9)	12,000	16,060	—		28,060
Mark Ackereizen(10)	12,000	11,500	—		23,500

(1)	Represents the fair value of options on the date of grant determined under FASB 123(R) and therefore includes amounts from awards granted in or prior to 2006. The amount included in the Compensation of Directors table uses assumptions set forth in the footnotes to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and filed with the Securities and Exchange Commission on March 22, 2007. Options were granted under the 2005 non-employee director stock option plan and vest and become exercisable in equal annual installments over three years.

(2)	Mr. Epstein was paid an aggregate of $288,000 for legal services in his capacity as the Company’s general counsel (acting as an independent contractor) to the Company for the year ended December 31, 2006. Mr. Epstein is entitled to receive an amount equal to 2.99 times his base compensation and bonus in the event of a change in control of the Company, as defined in his retainer agreement with the Company.

(3)	Mr. Atlas was paid an aggregate of $42,000 for consultation in accordance with his consulting agreement in which he advises the Company on boxing promotion matters and new product introduction initiatives.

The following footnotes represent each director’s vested and non-vested stock option holdings as of December 31, 2006. All non-vested shares vest ratably each year commencing January 1, 2007 and January 1, 2008.

(4)	Mr. Anderson owns 22,600 shares of Common Stock issuable upon exercise of vested and non-vested options including:

•	3,400 vested shares at $2.05 expiring January 2, 2008

•	3,400 vested shares at $2.35 expiring January 2, 2009

•	3,400 vested shares at $3.83 expiring January 2, 2010

•	3,400 vested shares at $3.03 expiring January 2, 2011

•	2,333 vested shares and 1,167 non-vested shares at $7.00 expiring January 2, 2012

•	1,833 vested shares and 3,667 non-vested shares at $10.31 expiring January 2, 2013

(5)	Mr. Kring owns 22,000 shares of Common Stock issuable upon the exercise of vested and non-vested options, including:

•	3,300 vested shares at $2.05 expiring January 2, 2008

•	3,300 vested shares at $2.35 expiring January 2, 2009

•	3,300 vested shares at $3.83 expiring January 2, 2010

•	3,300 vested shares at $3.03 expiring January 2, 2011

•	2,266 vested shares and 1,134 non-vested shares at $7.00 expiring January 2, 2012

•	1,800 vested shares and 3,600 non-vested shares at $10.31 expiring January 2, 2013

(6)	Mr. Epstein owns 19,533 shares of Common Stock issuable upon exercise of vested and non-vested options, including:

•	1,033 vested shares at $3.03 expiring January 2, 2011

•	2,200 vested shares and 1,100 non-vested shares at $7.00 expiring January 2, 2012

•	6,666 vested shares and 3,334 non-vested shares at $2.75 expiring July 23, 2014

•	1,733 vested shares and 3,467 non-vested shares at $10.31 expiring January 2, 2013

(7)	Mr. Atlas owns 8,000 shares of Common Stock issuable upon exercise of vested and non-vested options, including:

•	2,000 vested shares and 1,000 non-vested shares at $7.00 expiring January 2, 2012

•	1,666 vested shares and 3,334 non-vested shares at $10.31 expiring January 2, 2013

(8)	Mr. McGuire owns 7,100 shares of Common Stock issuable upon exercise of vested and non-vested options, including:

•	2,000 non-vested shares at $7.00 expiring January 2, 2012

•	1,700 vested shares and 3,400 non-vested shares at $10.31 expiring January 2, 2013

(9)	Mr. Schwartz owns 8,100 shares of Common Stock issuable upon exercise of vested and non-vested options, including:

•	1,000 vested shares and 2,000 non-vested shares at $7.00 expiring January 2, 2012

•	1,700 vested shares and 3,400 non-vested shares at $10.31 expiring January 2, 2013

(10)	Mr. Ackereizen owns 7,000 shares of Common Stock issuable upon exercise of vested and non-vested options, including:

•	2,000 non-vested shares at $7.00 expiring January 2, 2012

•	1,666 vested shares and 3,334 non-vested shares at $10.31 expiring January 2, 2013

Cash Compensation

Effective January 1, 2006, non-employee directors compensation consists of an annual retainer of $12,000 and also reimbursement of reasonable out-of-pocket costs associated with their performance of their duties required to be a director. Effective January 1, 2007, the annual retainer increased to $15,000.

Equity Compensation

Directors of the Company who are neither officers nor employees of the Company receive options to purchase shares of Common Stock pursuant to the Company’s 2005 non-employee director stock option plan, amended (the “Directors’ Plan”), (prior to which grants were made under the 1995 non-employee director stock option plan) as part of their compensation for services as directors of the Company. The Directors’ Plan provides for annual automatic grants on the first working day of the fiscal year of options to purchase 5,000 shares of Common Stock to each such director serving at the time of the grant. Effective January 1, 2007, the automatic grants increased to 6,000 shares of Common Stock. In addition, options to purchase 1,000 shares of Common Stock for the fiscal year 2007 were granted on January 16, 2007, the date of approval of the amendment to the Director’s Plan. The chairman of the board of directors and the chairperson of a committee of the board of directors also receive an automatic grant of options to purchase an additional 200 shares of Common Stock, provided he or she is not an officer nor an employee of the Company. Each member of a committee of the board of directors, provided that he or she is neither an officer nor an employee of the Company, also receives an automatic grant of options to purchase an additional 100 shares of Common Stock. The exercise price per share for all such options is the fair market value of the shares of Common Stock on the date of grant. The term of each option is seven years from the date of grant, and the options vest in three equal installments on the first, second and third anniversaries of the date of grant.

Compensation Committee Interlocks and Insider Participation

There were no transactions between any member of the compensation committee and the Company during 2006. No member of the compensation committee was an officer or employee of the Company or any subsidiary during 2006.

Compensation Committee Report

The Compensation Committee Report for the fiscal year ended December 31, 2006 has previously been reported in, and is incorporated herein by reference to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 22, 2007.

PROPOSAL 2 —

APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN, AS
AMENDED, TO ALLOW FOR THE GRANT OF RESTRICTED STOCK

The board of directors has unanimously approved for submission to a vote of the stockholders a proposal to amend the 2000 stock option plan, as amended, to allow for the grant of restricted stock under the plan. A majority of the Company’s stockholders approved the 2000 stock option plan at the Company’s Special Meeting in 2000. In addition, at the 2005 Annual Meeting of Stockholders, a majority of the Company’s stockholders approved an amendment to the 2000 stock option plan (the “2000 Plan”) to increase the number of shares of Common Stock issuable over the term of the plan by 1,000,000 shares to 2,000,000 shares in the aggregate and to make certain technical changes required under the tax laws.

Pursuant to the proposed amendment to the 2000 Plan, the name will be changed to the 2000 Stock Option and Restricted Stock Plan, as amended (the “Amended 2000 Plan”) to reflect the addition of restricted stock awards under the plan. Equity-based awards align the long-term financial interests of grantees with the financial interests of the Company’s stockholders. Adding restricted stock to the possible equity-based awards that can be made pursuant to the 2000 Plan will give the Company a greater degree of flexibility in granting equity-based awards that differ from traditional stock options. In particular, in light of recent changes in the accounting treatment of stock options, the board of directors believes that it would be advantageous to the Company to grant restricted stock to grantees for a reduced number of shares. By reducing the number of shares subject to an award, the dilutive effect to the stockholders of the Company is also diminished. The Company believes that this flexibility is necessary to provide competitive compensation to grantees.

The Amended 2000 Plan retains the purpose of providing a means for the Company to retain in the employ of and as directors, advisors and consultants to the Company persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

A summary of the significant provisions of the Amended 2000 Plan is set forth below. The full text of the Amended 2000 Plan is set forth as Appendix A to this proxy statement. This discussion of the Amended 2000 Plan is qualified in its entirety by reference to Appendix A.

Restricted Stock

Under the proposed amendment to the 2000 Plan, the following provisions have been added to provide for the grant of restricted stock.

Restricted stock may be granted under the Amended 2000 Plan aside from, or in association with, any other award and will be subject to the following conditions and will contain such other additional terms and conditions (including provisions relating to the acceleration of vesting of restricted stock upon a change of control), not inconsistent with the terms of the Amended 2000 Plan, as the Committee (as hereinafter defined) deems desirable.

Grantee Rights

A grantee has no rights to an award of restricted stock unless and until such grantee accepts the award within the period prescribed by the Committee and, if the Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument acceptable to the Committee. After acceptance and issuance of a certificate or certificates, the grantee has the rights of a stockholder with respect to restricted stock, including, without limitation, the right to receive dividends and the right to vote the stock, subject to the non-transferability and forfeiture restrictions set forth in the Amended 2000 Plan.

Delivery of Certificates

A grantee will be issued a certificate or certificates for the shares of Common Stock associated with the award promptly after the grantee accepts the award. Unless otherwise provided, however, such certificate or certificates will not be delivered to the grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

Forfeitability, Non-transferability of Restricted Stock

Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied. Shares of restricted stock are not transferable until the date on which the Committee has specified that such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of restricted stock are subject to the same restrictions as shares of restricted stock.

Termination of Employment

Unless otherwise determined by the Committee at or after grant, in the event the grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of restricted stock theretofore awarded to the grantee which are still subject to restrictions will be forfeited and the Company will have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of restricted stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock.

Restricted Stock Grants

On March 2, 2007, the board of directors approved a grant of 9,500, 3,000, 833 and 1,500 shares of restricted stock to Seth A. Horowitz, Gary J. Dailey, Angelo V. Giusti and Thomas K. Higgerson, respectively, which grant will be effective upon, and subject to, shareholder approval of this proposed amendment to the 2000 Plan. In addition, the board of directors also approved similar grants to two other employees of an aggregate of 3,000 shares of restricted stock, also effective upon shareholder approval of the proposed amendment to the 2000 Plan.

Under the proposed amendment to the 2000 Plan, the following provisions have been amended to provide for the grant of restricted stock.

Administration of the Plan

The Amended 2000 Plan will continue to be administered by a committee appointed by the board of directors consisting of two or more non-employee directors (as such term is defined in Rule 16b-3 of the Exchange Act) and outside directors (as such term is defined in Section 162(m) of the Code) (the “Committee”).

The Committee designates recipients of options and restricted stock under the Amended 2000 Plan, determines the terms and conditions of respective option agreements and restricted stock grants (which need not be identical) and interprets the provisions and supervises the administration of the Amended 2000 Plan. The Committee may also designate which options granted under the Amended 2000 Plan will be incentive options and which will be nonqualified options. Subject to the provisions of the Amended 2000 Plan, the Committee also interprets the options and the terms of any restricted stock grants.

The Committee is authorized to amend, suspend or terminate the Amended 2000 Plan except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) materially increase the number of shares that may be issued under the Amended 2000 Plan, except as is provided in Section 8 of the Amended 2000 Plan; (ii) materially increase the benefits accruing to the grantees under the Amended 2000 Plan; (iii) materially modify the requirements as to eligibility for participation in the Amended 2000 Plan; (iv) decrease the exercise price of an incentive stock option to less than 100% of the Fair Market Value (as defined in the Amended 2000 Plan) per share of Common Stock on the date of grant thereof, or decrease the exercise price of a nonqualified stock option to less than 80% of the Fair Market Value per share of Common Stock on the date of grant thereof; or (v) extend the term of any option beyond that provided for in Section 5 of the Amended 2000 Plan.

As of April 9, 2007, options to purchase 663,503 shares of Common Stock were outstanding, or 31% of the number of shares authorized to be issued under the 2000 Plan, at exercise prices ranging from $2.75 to $18.70 per share, vesting at the date of the grant or over periods of one to three years. As of April 9, 2007, options to purchase 982,303 shares of Common Stock are available for grant under the 2000 Plan. The fair market value of a share of Common Stock on April 9, 2007 was $17.90.

Plan Term

No option or restricted stock shall be granted pursuant to the Amended 2000 Plan on or after August 10, 2010, but options or restricted stock grants theretofore granted may extend beyond that date.

Participation

Employees, officers or directors of, and any consultants or advisors to, the Company or any of its subsidiaries are eligible to receive options or restricted stock under the Amended 2000 Plan. Only employees of the Company or its subsidiaries are eligible to receive incentive stock options.

In designating recipients of options or restricted stock under the Amended 2000 Plan, the Committee may consider the office or position held by the grantee or the grantee’s relationship to the Company, the grantee’s degree of responsibility for and contribution to the growth and success of the Company or any of its subsidiaries, the grantee’s length of service, promotions, potential and any other factors that it deems relevant. There are currently approximately 150 individuals who are eligible for participation in the 2000 Plan.

Capital Change

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Company’s Common Stock, the Committee may make appropriate and equitable adjustments to the number and kind of shares reserved for issuance and in the number of shares subject to options and restricted stock grants and the option price of shares subject to outstanding options granted under the 2000 Amended Plan so that each grantee’s proportionate interest is maintained as immediately before the occurrence of such event, except as otherwise provided under the tax laws

Change in Control

If the Company is involved in the (i) sale of all or substantially all of the Company’s assets, (ii) merger or consolidation resulting in the existing stockholders holding less than 50% of the combined voting power of the then outstanding securities of the surviving corporation, (iii) acquisition of the Company by any person or entity or group of persons or entities acting in concert of beneficial ownership (as defined under the Exchange Act) of 50% or more of the outstanding shares of voting stock of the Company, or (iv) adoption of a plan of dissolution or liquidation, the options granted under the Amended 2000 Plan will immediately vest and become exercisable and the shares of restricted stock granted under the Amended 2000 Plan will vest, in whole or in part, as determined by the Committee, in its sole discretion.

Registration of Stock

No option may be exercised and no restricted stock may be sold unless and until the Common Stock to be issued upon the exercise of such option or the Common Stock underlying the restricted stock grant, as the case may be, has been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company is under no obligation to register any Common Stock to be issued upon the exercise of an option or pursuant to a restricted stock grant in order to permit the exercise of such option and the issuance and sale of the Common Stock subject to such option or the sale of such restricted stock, as the case may be, although the Company may in its sole discretion register such Common Stock at such time as the Company determines.

Federal Income Tax Consequences

Incentive Options

Options that are granted under the Amended 2000 Plan and that are intended to qualify as incentive options must comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. An option holder is not taxed upon the grant or exercise of an incentive option; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds the shares acquired upon the exercise of an incentive option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares acquired pursuant to exercise of an incentive option before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive option.

The Company is not entitled to an income tax deduction on the grant or the exercise of an incentive option or on the option holder’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

Nonqualified Options

In the case of a nonqualified option, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.

Restricted Stock

A recipient of restricted stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. A recipient of restricted stock may instead, however, elect to be taxed at the time of grant.

The following provisions are unaffected by the proposed amendment to the 2000 Plan.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy its withholding tax liabilities with respect to its employees.

Common Stock Subject to the Amended 2000 Plan

2,000,000 shares of Common Stock are subject to the Amended 2000 Plan. The maximum number of shares of Common Stock that can be subject to options granted under the Amended 2000 Plan to any individual in any calendar year shall not exceed 600,000.

Rule 16b-3 Compliance

In all cases, the terms, provisions, conditions and limitations of the Amended 2000 Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Exchange Act.

Options

Option Price

The exercise price of each option is determined by the Committee at the time of grant, but may not be less than 100% of the Fair Market Value (as defined in the Amended 2000 Plan) of the shares of Common Stock covered by the option on the date the option is granted in the case of an incentive stock option, nor less than 80% of the Fair Market Value of the shares of Common Stock covered by the option on the date the option is granted in the case of a nonqualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company’s capital stock, then the exercise price may not be less than 110% of the Fair Market Value of the Common Stock covered by the option on the date the option is granted. If a nonqualified option granted to the Company’s chief executive officer or to any of the Company’s other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, then the exercise price may not be less than 100% of the Fair Market Value of Common Stock covered by the option on the date the option is granted.

Option Term

The Committee will, in its discretion, fix the term of each option, provided that the maximum term of each option is ten years. Incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company will expire not more than five years after the date of grant. The Amended 2000 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement.

Exercisability

Unless otherwise determined by the Committee at the time of grant and subject to limitations under the Code, options granted under the 2000 Amended Plan are immediately exercisable.

Method of Exercise

Options, to the extent exercisable, may be exercised in whole or in part by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash, or by check or such other instrument as may be acceptable to the Committee. In the Committee’s sole discretion, payment may be at the election of the grantee (i) in the form of Common Stock owned by the grantee which is not the subject of any pledge or security interest, (ii) in the form of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received, or (iii) by a combination of the foregoing.

Restrictions on Grant and Exercise

Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution or except as otherwise permitted by law and, during the lifetime of the grantee, may be exercised solely by the grantee. The Committee, in its sole discretion, may permit a transfer of a nonqualified option to (i) a trust for the benefit of the grantee, or (ii) a member of the grantee’s immediate family (or a trust for his or her benefit).

The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which a grantee may first exercise incentive stock options in any one calendar year under all incentive stock option plans of the Company and its subsidiaries may not exceed $100,000. The Committee may impose any other conditions to exercise as it deems appropriate.

New Plan Benefits

Benefits under the Amended 2000 Plan to the named executive officers and the Company’s other executive officers, non-employee directors and other employees are not currently determinable because all grants under the Amended 2000 Plan are discretionary. All grants under the 2000 Plan have been and those made under the Amended 2000 Plan will be made in consideration of services rendered or to be rendered by the recipients to the Company or any of its subsidiaries. The following table sets forth certain information as to options to purchase shares of Common Stock under the 2000 Plan that the named executive officers, other executive officers, non-employee directors and other employees received in the fiscal year ended December 31, 2006.

2000 Stock Option Plan, As Amended(1)

		Number of
Name and Position	Dollar Value ($)	Options

Seth A. Horowitz Chairman, Chief Executive Officer and President	$247,450	220,000
Gary J. Dailey Chief Financial Officer	$12,700	25,000
Hal G. Worsham Senior Vice President, Global Licensing	$7,620	15,000
Angelo V. Giusti Senior Vice President of Sales and Secretary	$5,080	10,000
Thomas K. Higgerson Senior Vice President of Manufacturing and Distribution	$6,096	12,000
Executive Group	$83,143	292,000
Non-Executive Director Group	$50,100	36,300
Non-Executive Officer Employee Group	$26,922	52,000

(1)	This table does not include 17,833 shares of restricted stock that have been approved for grant subject to shareholder approval of the proposed amendment to the 2000 Plan.

Required Vote

The approval of the amendment of the 2000 Plan to allow for the grant of restricted stock requires the affirmative vote of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION
PLAN, AS AMENDED, TO ALLOW FOR THE GRANT OF RESTRICTED STOCK

PROPOSAL 3 —

RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS

The board of directors has selected Berenson LLP (“Berenson”) as the Company’s independent auditors for the fiscal year ending December 31, 2007. Stockholder ratification of the selection of Berenson as the Company’s independent accountants is not required by the Company’s By-laws or otherwise. However, as was true for the 2006 Annual Meeting of Stockholders (at which the stockholders ratified the selection of Berenson), the board of directors is submitting the selection of Berenson to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain the services of Berenson.

The audit committee reviews and pre-approves the audit and non-audit services to be provided by the Company’s independent auditors during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of the Company’s independent auditors to perform those services. The audit committee reserves the right to appoint a different independent accounting firm at any time during the year even if the selection of Berenson is ratified, if the board of directors and the audit committee believe that the change is in the best interest of the Company and its stockholders. The audit committee approved 100% of the fees paid to Berenson for non-audit services.

Berenson was originally engaged as the Company’s independent auditors in May 1995. Berenson has audited the Company’s financial statements for the fiscal years ended December 31, 1995 through December 31, 2006. A representative of Berenson will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to questions.

For its fiscal 2006 and 2005 services, the Company paid Berenson total fees of $200,000 and $222,000, respectively comprised of:

Audit Fees

The aggregate fees billed by Berenson for professional fees rendered in connection with the audit of the Company’s annual financial statements and the reviews of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, including services related thereto, were $146,000 for 2006 and $159,000 for 2005.

Audit Related Fees

Audit related fees associated with security filings and accounting research amounted to $6,000 for 2006. There was $24,000 in audit related fees billed by Berenson for 2005.

Tax Fees

The aggregate fees billed by Berenson for professional services rendered for tax compliance, tax advice and tax planning were $48,000 for 2006 and $39,000 for 2005. The services comprising the fees reported as “Tax Fees” included tax return preparation, consultation regarding various tax issues, and support provided to management in connection with income and other tax audits.

All Other Fees

There were no other fees billed by Berenson for products and services, other than those described for 2006 and 2005.

The audit committee has considered whether the provision by Berenson of the services covered by the fees other than the audit fees is compatible with maintaining Berenson’s independence and has determined that it is compatible. All audit and non-audit services to be performed by the Company’s independent accountant must be approved in advance by the audit committee.

Required Vote

The approval of the proposal to ratify the appointment of Berenson requires the affirmative vote of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BERENSON LLP FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2007

STOCKHOLDER PROPOSALS

Stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act and intended to be presented at the Company’s 2008 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York no later than January 2, 2008 for inclusion in the proxy statement for that meeting. All proposals intended to be presented at the Company’s 2008 Annual Meeting of Stockholders must be received by the Company no later than March 18, 2008.

OTHER MATTERS

The board of directors does not intend to present and has not been informed that any other person intends to present any matters for action at the Meeting other than those specifically referred to in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

A copy of the Company’s Form 10-K containing the Company’s financial statements for the year ended December 31, 2006, as filed with the Commission, was included as part of the Company’s Annual Report to Stockholders which is being furnished along with this proxy statement to all beneficial stockholders or stockholders of record as of the Record Date. For further copies, please contact: Secretary, EVERLAST WORLDWIDE INC., 1350 Broadway, Suite 2300, New York, New York 10018.

By Order of the Board of Directors
Seth A. Horowitz
President and Chief Executive Officer

May 1, 2007

APPENDIX A

EVERLAST WORLDWIDE INC.

2000 STOCK OPTION AND RESTRICTED STOCK PLAN,
AS AMENDED

1.	Purpose of the Plan.

This 2000 Stock Option and Restricted Stock Plan, as amended (the “Plan”), is intended as an incentive, to retain in the employ of and as directors, advisors and consultants to Everlast Worldwide Inc., a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan, as it relates to the Options, is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors that are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and Stock (as defined in Section 4 herein) granted pursuant to Section 6 herein (“Restricted Stock”), to determine the terms and conditions of respective Option agreements and Restricted Stock grants (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan, all Options granted under the Plan and the terms of Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan, any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if, at the time of any grant, award or other acquisition under the Plan of Options, Restricted Stock or Stock as hereinafter defined, the Committee does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that Options granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.	Designation of Grantees.

The persons eligible for participation in the Plan as recipients of Options or Restricted Stock (the “Grantees”) shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Grantees, and in determining the number of shares of Restricted Stock or the number of shares to be covered by each Option granted to Grantees, the Committee may consider the office or position held by the Grantee or the Grantee’s relationship to the Company, the Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Grantee’s length of service, promotions, potential and any other factors that the Committee may consider relevant. A Grantee who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options or additional Restricted Stock, if the Committee shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 2,000,000 shares of the Company’s Common Stock, $0.002 par value per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 600,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options or Restricted Stock at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option or the vesting of Restricted Stock be reduced for any reason or should any Restricted Stock be forfeited before its delivery to the Grantee, the shares of Stock theretofore subject to such Option or Restricted Stock grant may be subject to future Options or Restricted Stock grants under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price.  The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to a Grantee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an Option granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100%

of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to a Grantee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. Unless otherwise determined by the Committee at grant, all Options granted under this plan and then outstanding shall immediately vest and become exercisable upon a Change of Control. A “Change of Control” shall mean: (i) the sale of all or substantially all of the assets of the Company in one or a series of related transactions to any person or entity or group of persons or entities acting in concert or (ii) the merger or consolidation of the Company with or into another corporation with the effect that the then existing stockholders of the company hold less than 50% of the combined voting power of the then outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation or (iii) the acquisition by any person or entity or group of persons or entities acting in concert of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of the voting stock of the Company or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

(d) Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Grantee (i) in the form of Stock owned by the Grantee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. A Grantee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Grantee has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options.  Options are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or except as otherwise permitted by law. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Grantee or (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death.  Unless otherwise determined by the Committee at grant, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Grantee under the will of the Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability.  Unless otherwise determined by the Committee at grant, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Grantee dies within such one-year period, any unexercised Option held by such Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

(h) Termination by Reason of Retirement.  Unless otherwise determined by the Committee at grant, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised three months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Grantee dies within such three-month period, any unexercised Option held by such Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h) “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

(i) Other Termination.  Unless otherwise determined by the Committee at grant, if any Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of three months after the date of termination or the balance of such Option’s term if the Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of a Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(j) Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Grantee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(k) Transfer of Incentive Option Shares.  The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Grantee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to receive dividends and the right to vote the stock, subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment.  Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Option or Restricted Stock shall be granted pursuant to the Plan on or after August 10, 2010, but Options or Restricted Stock grants theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number of shares subject to Options and

Restricted Stock grants and in the option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Grantee’s proportionate interest shall be maintained as immediately before the occurrence of such event.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) or as provided in Sections 162(m) and 409A of the Code.

9.	Purchase for Investment.

Unless the Options, Restricted Stock and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan or receiving a Restricted Stock grant may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

10.	Taxes.

The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes or any other tax matters.

11.	Effective Date of Plan.

The Plan shall be effective on August 10, 2000; provided, however, that the Plan shall subsequently be approved by majority vote of the Company’s stockholders not later than August 10, 2001.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Grantee under any Option or Restricted Stock grant theretofore granted without the Grantee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Grantees under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

Except to the extent expressly required or permitted by the Plan, no amendment of the Plan, an Option or a Restricted Stock grant will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan, Option to continue to qualify for the award of incentive stock options under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A

Rules”) and the Committee shall exercise its discretion in granting Options and Restricted Stock hereunder (and the terms of such Options and Restricted Stock grants) accordingly. The Plan and any grant of an Option or Restricted Stock hereunder may be amended from time to time (without, in the case of Options and Restricted Stock, the consent of the Grantee) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise of Options hereunder, the grant of Restricted Stock hereunder and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock grants, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters.  The adoption of the Plan shall not confer upon any Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised and no Restricted Stock may be sold unless and until the Stock to be issued upon the exercise of such Option or the Stock underlying the Restricted Stock grant, as the case may be, has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option or pursuant to a Restricted Stock grant granted hereunder in order to permit the exercise of such Option and the issuance and sale of the Stock subject to such Option or the sale of such Restricted Stock, as the case may be, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.

EVERLAST WORLDWIDE INC.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

EVERLAST WORLDWIDE INC.
This Proxy is Solicited on Behalf of the Board of Directors
2007 ANNUAL MEETING OF STOCKHOLDERS
June 1, 2007
The undersigned hereby appoints Messrs. Seth A. Horowitz and James K. Anderson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock, par value $.002 per share, of Everlast Worldwide Inc. (the “Company”) held of record by the undersigned at the close of business on April 25, 2007 at the 2007 Annual Meeting of Stockholders of the Company to be held on Friday, June 1, 2007 at 10:00 a.m., local time, at The Kitano, 66 Park Avenue (38th Street), New York, New York 10016, in the Park Avenue Room on the 18th floor, or at any adjournment thereof, on the matters described in the Notice of 2007 Annual Meeting of Stockholders and proxy statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.
(Continued and to be marked, dated and signed on the other side.)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Please mark your votes like this	☒

1.	ELECTION OF DIRECTORS:				WITHHOLD
01	Jeffrey M. Schwartz	02	Steen Kanter	FOR	AUTHORITY
				☐	☐

	(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below or list their names in the space provided.)

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN, AS AMENDED, TO ALLOW FOR THE GRANT OF RESTRICTED STOCK.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	RATIFICATION OF THE APPOINTMENT OF BERENSON LLP AS THE COMPANY’S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature:	Signature if held jointly:	Date:

NOTE:
Please sign exactly as set forth herein. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership by authorized person.